Exhibit 1

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the ordinary shares, par value US$ .01 per share, of Scottish Re Group Limited, a Cayman Islands exempted company, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 7th day of January, 2005.


                       CMBP II (CAYMAN) LTD.


                       By:  /s/ Jeffrey P. Hughes
                            ------------------------------------------------
                            Name:    Jeffrey P. Hughes
                            Title:   Director


                       CYPRESS ASSOCIATES II (CAYMAN) L.P.

                       By:    CMBP II (Cayman) Ltd., its general partner


                       By: /s/ Jeffrey P. Hughes
                           ------------------------------------------
                           Name:    Jeffrey P. Hughes
                           Title:   Director


                       CYPRESS MERCHANT B PARTNERS II (CAYMAN) L.P.

                       By:    Cypress Associates II (Cayman) L.P.,
                                its general partner

                              By: CMBP II (Cayman) Ltd., its general partner


                                  By:  /s/ Jeffrey P. Hughes
                                       -----------------------------------
                                       Name:    Jeffrey P. Hughes
                                       Title:   Director


                      CYPRESS MERCHANT B II-A C.V.

                      By:    Cypress Associates II (Cayman) L.P.,
                             its managing general partner

                             By: CMBP II (Cayman) Ltd.,
                                 its general partner


                                By:  /s/ Jeffrey P. Hughes
                                     -------------------------------
                                     Name:    Jeffrey P. Hughes
                                     Title:   Director

                      CYPRESS SIDE-BY-SIDE (CAYMAN) L.P.

                      By:   Cypress Associates II (Cayman) L.P.,
                              its general partner

                            By: CMBP II (Cayman) Ltd.,
                                  its general partner


                                By:  /s/ Jeffrey P. Hughes
                                     -------------------------------
                                     Name:    Jeffrey P. Hughes
                                     Title:   Director


                      55TH STREET PARTNERS II (CAYMAN) L.P.

                      By:    Cypress Associates II (Cayman) L.P.,
                               its general partner

                             By: CMBP II (Cayman) Ltd.,
                                   its general partner


                                 By:  /s/ Jeffrey P. Hughes
                                      ------------------------------
                                      Name:    Jeffrey P. Hughes
                                      Title:   Director